UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 28, 2017

PARSLEY ENERGY, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36463	46-4314192
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

303 Colorado Street, Suite 3000

Austin, Texas 78701

(Address of Principal Executive Offices)

(Zip Code)

(737) 704-2300

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On April 28, 2017, Parsley Energy, Inc. (the “Company”), Parsley Energy, LLC, a subsidiary of the Company (the “Borrower”), each of the guarantors party thereto (the “Guarantors”), Wells Fargo Bank, National Association, as administrative agent (the “Administrative Agent”), and the other lenders party thereto entered into the Third Amendment to Credit Agreement (the “Third Amendment”). The Third Amendment amends the Credit Agreement, dated as of October 28, 2016 (as previously amended and as further amended by the Third Amendment, the “Credit Agreement”), by and among the Company, the Borrower, the Guarantors, the Administrative Agent, JPMorgan Chase Bank, N.A., as syndication agent, BMO Harris Bank, N.A., as documentation agent, and the other lenders party thereto.

The Third Amendment, among other things, modifies the terms of the Credit Agreement to (i) remove all anti-cash hoarding provisions, (ii) reduce the minimum mortgage and title coverage requirements from 90% to 85% of the total value of each of (a) the Borrower’s and its subsidiaries’ proved Oil and Gas Properties (as defined in the Credit Agreement) and (b) the Borrower’s and its subsidiaries’ proved, developed and producing reserves, in each case as evaluated in the most recent reserve report, and (iii) delete the applicable margin penalty, which increased the applicable margin by 0.5% with respect to alternate base rate loans and Eurodollar loans if the Consolidated Leverage Ratio (as defined in the Credit Agreement) as of the last day of any fiscal quarter or fiscal year of the Borrower, as applicable, exceeded 3.50 to 1.00.

In addition, the Third Amendment increases the Aggregate Elected Borrowing Base Commitments (as defined in the Credit Agreement) from $600.0 million to $1.0 billion and increases the Borrowing Base (as defined in the Credit Agreement) from $900.0 million to $1.4 billion. The Third Amendment also adds Canadian Imperial Bank of Commerce-New York Branch, Capital One, National Association, Citibank, N.A., PNC Bank, National Association, and UBS AG, Stamford Branch as lenders under the Credit Agreement.

The Administrative Agent, the other lenders party to the Credit Agreement, and their respective affiliates have from time to time performed, and may in the future perform, various financial advisory, commercial banking and investment banking services for the Company and its affiliates in the ordinary course of business for which they have received and would receive customary compensation. In addition, in the ordinary course of their various business activities, such parties and their respective affiliates may make or hold a broad array of investments and actively trade debt and equity securities (or related derivative securities) and financial instruments (including bank loans) for their own account and for the accounts of their customers, and such investments and securities activities may involve the Company’s securities and/or instruments.

The foregoing description of the Third Amendment is qualified in its entirety by reference to the Third Amendment, a copy of which is attached as Exhibit 10.3 and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above is hereby incorporated into this Item 2.03 by reference.

Item 7.01	Regulation FD Disclosure.

On May 1, 2017, the Company issued a news release announcing the Third Amendment and the transactions effected thereby. A copy of the news release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 7.01 (including the exhibit) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and is not incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 8.01	Other Events.

On February 13, 2017, the Company, the Borrower, the Guarantors, the Administrative Agent and the other lenders party thereto entered into the First Amendment to Credit Agreement (the “First Amendment”). The First Amendment, among other things, modified the terms of the Credit Agreement to permit Parsley Energy Aviation, LLC to enter into an aviation trust agreement and to then transfer its aviation assets to the aviation trust governed thereby.

On April 11, 2017, the Company, the Borrower, the Guarantors, the Administrative Agent and the other lenders party thereto entered into the Second Amendment to Credit Agreement (the “Second Amendment”). The Second Amendment modified the terms of the Credit Agreement to increase the maximum letter of credit commitment under the credit facility from $2.5 million to $10.0 million.

The foregoing descriptions of the First Amendment and the Second Amendment are qualified in their entirety by reference to the First Amendment and the Second Amendment, respectively, copies of which are attached hereto as Exhibit 10.1 and 10.2, respectively, and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

EXHIBIT	DESCRIPTION

10.1	First Amendment to Credit Agreement, dated as of February 13, 2017, among Parsley Energy, LLC, as borrower, Parsley Energy, Inc., each of the guarantors party thereto, Wells Fargo Bank, National Association, as administrative agent, JPMorgan Chase Bank, N.A., as syndication agent, BMO Harris Bank, N.A., as documentation agent, and the lenders party thereto.

10.2	Second Amendment to Credit Agreement, dated as of April 11, 2017, among Parsley Energy, LLC, as borrower, Parsley Energy, Inc., each of the guarantors party thereto, Wells Fargo Bank, National Association, as administrative agent, JPMorgan Chase Bank, N.A., as syndication agent, BMO Harris Bank, N.A., as documentation agent, and the lenders party thereto.

10.3	Third Amendment to Credit Agreement, dated as of April 28, 2017, among Parsley Energy, LLC, as borrower, Parsley Energy, Inc., each of the guarantors party thereto, Wells Fargo Bank, National Association, as administrative agent, JPMorgan Chase Bank, N.A., as syndication agent, BMO Harris Bank, N.A., as documentation agent, and the lenders party thereto.

99.1	News Release, dated May 1, 2017, titled “ Parsley Energy Increases Credit Facility to $1.4 Billion.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARSLEY ENERGY, INC.

By:	/s/ Colin W. Roberts
Colin W. Roberts
Executive Vice President—General Counsel

Dated: May 1, 2017

EXHIBIT INDEX

EXHIBIT	DESCRIPTION

10.1	First Amendment to Credit Agreement, dated as of February 13, 2017, among Parsley Energy, LLC, as borrower, Parsley Energy, Inc., each of the guarantors party thereto, Wells Fargo Bank, National Association, as administrative agent, JPMorgan Chase Bank, N.A., as syndication agent, BMO Harris Bank, N.A., as documentation agent, and the lenders party thereto.

10.2	Second Amendment to Credit Agreement, dated as of April 11, 2017, among Parsley Energy, LLC, as borrower, Parsley Energy, Inc., each of the guarantors party thereto, Wells Fargo Bank, National Association, as administrative agent, JPMorgan Chase Bank, N.A., as syndication agent, BMO Harris Bank, N.A., as documentation agent, and the lenders party thereto.

10.3	Third Amendment to Credit Agreement, dated as of April 28, 2017, among Parsley Energy, LLC, as borrower, Parsley Energy, Inc., each of the guarantors party thereto, Wells Fargo Bank, National Association, as administrative agent, JPMorgan Chase Bank, N.A., as syndication agent, BMO Harris Bank, N.A., as documentation agent, and the lenders party thereto.

99.1	News Release, dated May 1, 2017, titled “Parsley Energy Increases Credit Facility to $1.4 Billion.”

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